BLACKROCK MID-CAP VALUE SERIES, INC.

BlackRock Mid-Cap Value Fund

(the “Fund”)

Supplement dated November 19, 2025 to the Summary Prospectuses and the

Prospectuses of the Fund, each dated August 28, 2025, as supplemented to date

The following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Mid-Cap Value Fund — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Mid-Cap Value Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Manager

Portfolio Manager	Portfolio Manager of the Fund Since	Title
Tony DeSpirito[1]	2017	Managing Director of BlackRock, Inc.
David Zhao	2017	Managing Director of BlackRock, Inc.
[1]	Effective December 31, 2025, Tony DeSpirito will no longer serve as a portfolio manager of the Fund.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Tony DeSpirito[1] and David Zhao are the portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.
[1]	Effective December 31, 2025, Tony DeSpirito will no longer serve as a portfolio manager of the Fund.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio manager of the Fund is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Tony DeSpirito[1]	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2014.
David Zhao	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2016.
[1]	Effective December 31, 2025, Tony DeSpirito will no longer serve as a portfolio manager of the Fund.

Shareholders should retain this Supplement for future reference.